LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP State Street Conservative Index Allocation Fund

LVIP State Street Global Tactical Allocation Managed Volatility Fund

LVIP State Street Moderate Index Allocation Fund

LVIP State Street Moderately Aggressive Index Allocation Fund

(collectively, the “Funds”)

Supplement Dated March 17, 2026

to the to the Statement of Additional Information (“SAI”) dated May 1, 2025

Unless otherwise defined in this supplement, capitalized terms used in this supplement have the meanings assigned to them in the SAI

This Supplement updates certain information in the SAI for the Funds listed above. You may obtain copies of the Funds’ SAI free of charge, upon request, by calling toll-free 866-436-8717 or at www.lincolnfinancial.com/lvip.

Effective May 1, 2026, the Funds’ SAI will be revised as follows:

The Funds’ names are changed as noted. All references to the Funds’ names are revised accordingly:

Current Fund Name	New Fund Name (Effective May 1, 2026)
LVIP SSGA Conservative Index Allocation Fund	LVIP State Street Conservative Index Allocation Fund
LVIP SSGA Global Tactical Allocation Managed Volatility Fund	LVIP State Street Global Tactical Allocation Managed Volatility Fund
LVIP SSGA Moderate Index Allocation Fund	LVIP State Street Moderate Index Allocation Fund
LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP State Street Moderately Aggressive Index Allocation Fund

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE